EXHIBIT 99.1

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement.


                                CWMBS 2005-18
          Balance Constitutes 96.7% of the Overall Total Population
               Total Population Subject to the Listed Bid Stips
===============================================================================


----------------------------------------
Bid Stips
----------------------------------------
400MM SENIORS

5.95 Gross +/- 10
20 Bps Serv
5.50% Coupon
73% WA LTV +/-5
535K AVG BAL +/-10k
94% OO +/-10
93% SFD +/-10
28% CASH OUT +/-10
MAXIMUM 50% CALIFORNIA
743 AVG FICO +/-10
MAY INCLUDE UP TO 10% IO
----------------------------------------


----------------------------------------
Stats
----------------------------------------
As of Date: 20050801
Sched Balance: $402,380,801.04
AverageSchedBal:      $537,224.03
GWAC: 5.9114
NetWAC: 5.7002
FICO: 740
OLTV: 72.47
CLTV: 72.44
WALA: 0.236
OrigTerm: 359.930
----------------------------------------


----------------------------------------------
Servicer                            Percent
----------------------------------------------
COUNTRYWIDE HOME LOANS              100.000
----------------------------------------------
Total:                              100.000
----------------------------------------------



-------------------------------------------
Current Rate                    Percent
-------------------------------------------
5.000 - 5.249                     0.228
5.250 - 5.499                     0.616
5.500 - 5.749                    10.271
5.750 - 5.999                    52.061
6.000 - 6.249                    25.494
6.250 - 6.499                     9.019
6.500 - 6.749                     1.593
6.750 - 6.999                     0.399
7.250 - 7.499                     0.158
8.250 - 8.499                     0.161
-------------------------------------------
Total:                          100.000
-------------------------------------------
min: 5.000
max: 8.375
wa: 5.911
-------------------------------------------


-------------------------------------------
Original Balance                Percent
-------------------------------------------
350,000.01 - 400,000.00          10.716
400,000.01 - 450,000.00          16.788
450,000.01 - 500,000.00          16.869
500,000.01 - 550,000.00          11.756
550,000.01 - 600,000.00          12.053
600,000.01 - 750,000.00          14.679
750,000.01 - 850,000.00           6.543
850,000.01 - 950,000.00           2.211
950,000.01 - 1,000,000.00         4.918
1,000,000.01 - 1,250,000.00       0.294
1,250,000.01 - 1,500,000.00       1.771
1,500,000.01 - 1,750,000.00       0.418
1,750,000.01 - 2,000,000.00       0.984
-------------------------------------------
Total:                          100.000
-------------------------------------------
min: 360,000.00
max: 2,000,000.00
avg: 537,501.53
-------------------------------------------


-------------------------------------------
Principal Balance               Percent
-------------------------------------------
350,000.01 - 400,000.00          10.716
400,000.01 - 450,000.00          16.788
450,000.01 - 500,000.00          16.869
500,000.01 - 550,000.00          11.888
550,000.01 - 600,000.00          12.053
600,000.01 - 750,000.00          14.547
750,000.01 - 850,000.00           6.543
850,000.01 - 950,000.00           2.211
950,000.01 - 1,000,000.00         4.918
1,000,000.01 - 1,250,000.00       0.294
1,250,000.01 - 1,500,000.00       1.771
1,500,000.01 - 1,750,000.00       0.418
1,750,000.01 - 2,000,000.00       0.984
-------------------------------------------
Total:                          100.000
-------------------------------------------
min: 359,624.14
max: 2,000,000.00
avg: 537,224.03
-------------------------------------------


-------------------------------------------
States                          Percent
-------------------------------------------
CA-S                             29.347
CA-N                             11.618
NY                                6.881
NJ                                5.567
VA                                3.984
IL                                3.841
WA                                3.729
FL                                3.413
MD                                2.903
MA                                2.578
AZ                                2.118
HI                                2.047
Other                            21.974
-------------------------------------------
Total:                          100.000
-------------------------------------------


--------------------------------------
Original LTV                Percent
--------------------------------------
0.001 - 50.000                5.261
50.001 - 60.000               8.053
60.001 - 70.000              19.741
70.001 - 75.000              12.932
75.001 - 80.000              51.191
80.001 - 85.000               0.444
85.001 - 90.000               1.370
90.001 - 95.000               1.007
--------------------------------------
Total:                      100.000
--------------------------------------
min: 7.860
max: 95.000
wa: 72.473
--------------------------------------


--------------------------------------
Curr LTV                    Percent
--------------------------------------
0.001 - 50.000                5.261
50.001 - 60.000               8.186
60.001 - 70.000              19.609
70.001 - 75.000              12.932
75.001 - 80.000              51.191
80.001 - 85.000               0.444
85.001 - 90.000               1.370
90.001 - 95.000               1.007
--------------------------------------
Total:                      100.000
--------------------------------------
min: 7.860
max: 94.880
wa: 72.440
--------------------------------------



------------------------------------------------------------------------------
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman,Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to anyother person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and othermatters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this materialshould not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or shortpositions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into aneffective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to suchregistration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed hereinsupersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded bythe applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectussupplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subjectto applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitationof any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                         Aug 24, 2005 11:44                       Page 1 of 2

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus Supplement.


                                CWMBS 2005-18
          Balance Constitutes 96.7% of the Overall Total Population
               Total Population Subject to the Listed Bid Stips
===============================================================================

-------------------------------------------
FICO                            Percent
-------------------------------------------
650 - 699                        14.229
700 - 749                        40.413
750 - 799                        42.768
800 - 839                         2.590
-------------------------------------------
Total:                          100.000
-------------------------------------------
nzmin: 660
max: 813
nzwa: 740
-------------------------------------------


-------------------------------------------
Occupancy Code                  Percent
-------------------------------------------
PRIMARY RESIDENCE                94.259
SECONDARY RESIDENCE               5.741
-------------------------------------------
Total:                          100.000
-------------------------------------------


-------------------------------------------
Purpose                         Percent
-------------------------------------------
CASHOUT REFI                     29.842
PURCHASE                         52.881
RATE/TERM REFI                   17.277
-------------------------------------------
Total:                          100.000
-------------------------------------------


-------------------------------------------
Documentation Type              Percent
-------------------------------------------
FULL/ALT DOC                    100.000
-------------------------------------------
Total:                          100.000
-------------------------------------------


-------------------------------------------
IO flag                         Percent
-------------------------------------------
N                                89.678
Y                                10.322
-------------------------------------------
Total:                          100.000
-------------------------------------------


--------------------------------------
DTI                         Percent
--------------------------------------
<= 0.000                      0.496
0.001 - 10.000                0.232
10.001 - 20.000               4.661
20.001 - 30.000              14.880
30.001 - 40.000              34.625
40.001 - 45.000              21.080
45.001 - 50.000              15.097
50.001 - 55.000               8.650
55.001 - 60.000               0.280
--------------------------------------
Total:                      100.000
--------------------------------------



------------------------------------------------------------------------------
This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman,Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to anyother person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and othermatters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this materialshould not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or shortpositions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into aneffective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to suchregistration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed hereinsupersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded bythe applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectussupplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subjectto applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitationof any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                            Aug 24, 2005 11:44                     Page 2 of 2